UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023 (July 25, 2023)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On July 25, 2023, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter ended June 30, 2023. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. Peoples also uses the non-US GAAP financial measures for calculating incentive compensation. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Core non-interest expense:
Total non-interest expense	$70,623	$56,479	$49,899	$127,102	$101,528
Less: acquisition-related expenses	10,709	551	602	11,260	1,975
Less: COVID-19-related expenses	—	—	29	—	123
Add: COVID -19 Employee Retention Credit	548	—	—	548	—
Core non-interest expense	$60,462	$55,928	$49,268	$116,390	$99,430

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Efficiency ratio:
Total non-interest expense	70,623	$56,479	49,899	127,102	101,528
Less: amortization of other intangible assets	2,800	1,871	2,034	4,671	3,742
Adjusted non-interest expense	$67,823	$54,608	$47,865	$122,431	$97,786

Total non-interest income	$21,015	$19,060	$19,386	$40,075	$39,436
Less: net gain (loss) on investment securities	(166)	(1,935)	(44)	(2,101)	86
Add: net loss on asset disposals and other transactions	(1,665)	(246)	(152)	(1,911)	(279)
Total non-interest income, excluding net gains and losses	$22,846	$21,241	$19,582	$44,087	$39,629

Net interest income	$84,853	$72,878	$61,468	$157,731	$115,778
Add: fully tax-equivalent adjustment (a)	446	399	414	845	806
Net interest income on a fully tax-equivalent basis	$85,299	$73,277	$61,882	$158,576	$116,584

Adjusted revenue	$108,145	$94,518	$81,464	$202,663	$156,213

Efficiency ratio	62.71%	57.78%	58.76%	60.41%	62.60%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$60,462	$55,928	$49,268	$116,390	$99,430
Less: amortization of other intangible assets	2,800	1,871	2,034	4,671	3,742
Adjusted core non-interest expense	$57,662	$54,057	$47,234	$111,719	$95,688

Adjusted revenue	$108,145	$94,518	$81,464	$202,663	$156,213

Efficiency ratio adjusted for non-core items	53.32%	57.19%	57.98%	55.13%	61.25%
`
(a) Tax effect is calculated using a 23.6% blended corporate income tax rate at June 30, 2023 and a 23.3% blended corporate income tax rate at March 31, 2023 and June 30, 2022.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

(Dollars in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2023

Tangible equity:
Total stockholders' equity	$998,907	$819,543	$785,328	$760,511	$786,824
Less: goodwill and other intangible assets	413,172	324,562	326,329	328,428	328,132
Tangible equity	$585,735	$494,981	$458,999	$432,083	$458,692

Tangible assets:
Total assets	$8,786,635	$7,311,520	$7,207,304	$7,005,854	$7,278,292
Less: goodwill and other intangible assets	413,172	324,562	326,329	328,428	328,132
Tangible assets	$8,373,463	$6,986,958	$6,880,975	$6,677,426	$6,950,160

Tangible book value per common share:
Tangible equity	$585,735	$494,981	$458,999	$432,083	$458,692
Common shares outstanding	35,374,916	28,488,158	28,287,837	28,278,078	28,290,115

Tangible book value per common share	$16.56	$17.37	$16.23	$15.28	$16.21

Tangible equity to tangible assets ratio:
Tangible equity	$585,735	$494,981	$458,999	$432,083	$458,692
Tangible assets	$8,373,463	$6,986,958	$6,880,975	$6,677,426	$6,950,160

Tangible equity to tangible assets	7.00%	7.08%	6.67%	6.47%	6.60%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands, except per share data)	2023	2023	2022	2023	2022

Pre-provision net revenue:
Income (loss) before income taxes	$27,262	$33,606	$31,735	$60,868	$61,273
Add: provision for credit losses	7,983	1,853	—	9,836	—
Add: loss on OREO	1,612	10	32	1,622	33
Add: loss on investment securities	166	1,935	44	2,101	44
Add: loss on other assets	45	229	119	274	141
Add: net loss on other transactions	8	7	—	15	104
Less: recovery of credit losses	—	—	780	—	7,587
Less: gain on investment securities	—	—	—	—	130
Pre-provision net revenue	$37,076	$37,640	$31,150	$74,716	$53,878
Total average assets	$8,342,883	$7,222,464	$7,121,663	$7,792,579	$7,094,228

Pre-provision net revenue to total average assets (annualized)	1.78%	2.11%	1.75%	1.93%	1.53%

Weighted-average common shares outstanding – diluted	32,649,976	28,021,879	28,061,736	30,314,504	28,041,145
Pre-provision net revenue per common share – diluted	$1.13	$1.34	$1.11	$2.45	$1.91

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Annualized net income (loss) adjusted for non-core items:
Net income (loss)	$21,096	$26,560	$24,888	$47,656	$48,465
Add: loss on investment securities	166	1,935	44	2,101	—
Less: tax effect of loss on investment securities (a)	35	406	9	441	—
Less: gain on investment securities	—	—	—	—	86
Add: tax effect of net gain on investment securities (a)	—	—	—	—	18
Add: net loss on asset disposals and other transactions	1,665	246	152	1,911	279
Less: tax effect of net loss on asset disposals and other transactions (a)	349	52	32	401	59
Add: acquisition-related expenses	10,709	551	602	11,260	1,975
Less: tax effect of acquisition-related expenses (a)	2,249	116	126	2,365	415
Add: COVID-19-related expenses	—	—	29	—	123
Less: tax effect of COVID-19-related expenses (a)	—	—	6	—	26
Less: COVID -19 Employee Retention Credit	548	—	—	548	—
Add: tax effect of COVID -19 Employee Retention Credit	115	—	—	115	—
Net income adjusted for non-core items (after tax)	$30,570	$28,718	$25,542	$59,288	$50,274

Days in the period	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income (loss)	$84,616	$107,716	$99,825	$96,102	$97,733
Annualized net income adjusted for non-core items (after tax)	$122,616	$116,467	$102,449	$119,559	$101,381
Return on average assets:
Annualized net income (loss)	$84,616	$107,716	$99,825	$96,102	$97,733
Total average assets	$8,342,883	$7,222,464	$7,121,663	$7,792,579	$7,094,228
Return on average assets	1.01%	1.49%	1.40%	1.23%	1.38%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items (after tax)	$122,616	$116,467	$102,449	$119,559	$101,381
Total average assets	$8,342,883	$7,222,464	$7,121,663	$7,792,579	$7,094,228
Return on average assets adjusted for non-core items	1.47%	1.61%	1.44%	1.53%	1.43%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			At or For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2023	2023	2022	2023	2022

Annualized net income (loss) excluding amortization of other intangible assets:
Net income (loss)	$21,096	$26,560	$24,888	$47,656	$48,465
Add: amortization of other intangible assets	2,800	1,871	2,034	4,671	3,742
Less: tax effect of amortization of other intangible assets (a)	588	393	427	981	786
Net income excluding amortization of other intangible assets (after tax)	$23,308	$28,038	$26,495	$51,346	$51,421

Days in the period	91	90	91	181	181
Days in the year	365	365	365	365	365
Annualized net income (loss)	$84,616	$107,716	$99,825	$96,102	$97,733
Annualized net income (loss) excluding amortization of other intangible assets (after tax)	$93,488	$113,710	$106,271	$103,543	$103,694

Average tangible equity:
Total average stockholders' equity	$951,438	$801,465	$791,401	$876,866	$812,956
Less: average goodwill and other intangible assets	387,055	325,545	329,243	356,470	316,753
Average tangible equity	$564,383	$475,920	$462,158	$520,396	$496,203

Return on average stockholders' equity ratio:
Annualized net income	$84,616	$107,716	$99,825	$96,102	$97,733
Average stockholders' equity	$951,438	$801,465	$791,401	$876,866	$812,956

Return on average stockholders' equity	8.89%	13.44%	12.61%	10.96%	12.02%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets (after tax)	$93,488	$113,710	$106,271	$103,543	$103,694
Average tangible equity	$564,383	$475,920	$462,158	$520,396	$496,203

Return on average tangible equity	16.56%	23.89%	22.99%	19.90%	20.90%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.
.

Item 9.01.     Financial Statements and Exhibits
a) - c)
Not applicable.
d) Exhibits
See Index to Exhibits which follows:

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 25, 2023 to discuss results of operations for the quarter ended June 30, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 28, 2023	By:/s/
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer